Exhibit 4.1


                    SPECIMEN STOCK CERTIFICATE


[FACE]

COMMON STOCK PAR VALUE $.50 PER SHARE

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER - DC
           ---------
CUSIP 205768 20 3

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                  IS THE OWNER OF
                    -------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Comstock Resources, Inc. hereinafter called "Corporation" transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.
Dated:

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR.

BY

AUTHORIZED SIGNATURE

[BACK]

COMSTOCK RESOURCES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

         TEN COM-- as tenants in common
         TEN ENT-- as tenants by the entireties
         JT TEN-- as joint tenants with right of survivorship and not as tenants
         in common UNIF GIFT MIN  ACT              (Cust)  Custodian
                                     ------------                   ------------
         (Minor) under Uniform
         Gifts to Minors Act           (State)
                             ---------

Additional abbreviations may also be used though not in the above list.

For value received,         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated,

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

(SIGNATURE)

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

                                       E-3